UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
February 15, 2024
Date of Report (Date of Earliest Event Reported)
Vontier Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39483	84-2783455
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5438 Wade Park Boulevard, Suite 600
Raleigh, NC 27607
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (984) 275-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.0001 per share	VNT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 15, 2024, Vontier Corporation issued a press release announcing financial results for the quarter and year ended December 31, 2023. A copy of the release is furnished herewith as Exhibit 99.1 and incorporated by reference herein. The information set forth in this Item 2.02 of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 are being furnished pursuant to Item 2.02 of Form 8-K. This Item 2.02 of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d)     Exhibits.

Exhibit No.	Description
99.1	Press Release, dated February 15, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VONTIER CORPORATION

Date:	February 15, 2024	By:	/s/ Courtney Kamlet
		Name:	Courtney Kamlet
		Title:	Vice President - Group General Counsel and Corporate Secretary